UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

SUPERTEX, INC.

(Exact name of registrant as specified in its charter)

California	0-12718	94-2328535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bordeaux Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant~{!/~}s telephone number, including area code 408-222-8888

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On July 25, 2006, Supertex, Inc. (the "Company") announced via press release the Company's results for its first quarter of fiscal year 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1.

     The information in this Current Report and attached Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission. It shall not be deemed to be filed for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by sepecific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.     Description
Exhibit 99.1     Registrant's Press Release dated July 25, 2006 announcing the Company's financial results for the first quarter of its fiscal year 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertex., Inc
(Registrant)

Date: July 25, 2006	By	/s/ Henry C. Pao
	Name	Henry C. Pao
	Title	President and Chief Executive Officer

Exhibit Index

Exhibit No.          Description
99.1                  Registant's press release dated July 25, 2006, is furnished pursuant to Item 2.02 of Form 8-K.